SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 19, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-8623                      11-2400145
(State of incorporation)      (Commission File No.)         (IRS Employer
                                                          Identification No.)


                               486 Amherst Street
                           Nashua, New Hampshire 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


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Item 5.   Other Events and Regulation FD Disclosure.

         On August 19, 2004, the Registrant issued a press release announcing that it will extend, to October 19, 2004, the expiration date of warrants for 1,370,967 shares issued in connection with its February 2004 private placements of shares. A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 7.   Financial Statements and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    Exhibit No.           Description

        99.1              Press Release dated August 19, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Robotic Vision Systems, Inc.



Date:  August 19, 2004                    By:  /s/ Pat V. Costa
                                          ------------------------
                                          Pat V. Costa
                                          Chairman and Chief Executive Officer